Provisions	12 Months Ended
Dec. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions

Note 26	Provisions

FOR THE YEAR ENDED DECEMBER 31	NOTE	AROs	Other (1)	Total
January 1, 2021		202	206	408
Additions		7	54	61
Usage		(7)	(28)	(35)
Reversals		(20)	(6)	(26)
December 31, 2021		182	226	408
Current	23	22	59	81
Non-current	28	160	167	327
December 31, 2021		182	226	408
(1) Other includes environmental, legal, vacant space and other provisions.
AROs reflect management’s best estimates of expected future costs to restore current leased premises to their original condition prior to lease inception. Cash outflows associated with our ARO liabilities are generally expected to occur at the restoration dates of the assets to which they relate, which are long-term in nature. The timing and extent of restoration work that will be ultimately required for these sites is uncertain.